Robeco Municipal Shares Fund

Prospectus

November 16, 2007
(As Supplemented November 30, 2007)

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Robeco Municipal Shares Fund

TABLE OF CONTENTS

AN OVERVIEW OF THE FUND	3

PERFORMANCE	5

FEES AND EXPENSES	5

INVESTMENTS AND RISKS	6

INVESTMENT OBJECTIVE	6
PRINCIPAL INVESTMENT STRATEGIES	6
PRINCIPAL RISKS	7
PORTFOLIO HOLDINGS INFORMATION	9

MANAGEMENT OF THE FUND	9

THE ADVISOR	9
PORTFOLIO MANAGERS	9

SHAREHOLDER INFORMATION	10

PRICING	10
HOWTO PURCHASE SHARES	10
HOWTO REDEEM SHARES	11
ACCOUNTAND TRANSACTION POLICIES	11
TOOLSTO COMBAT FREQUENT TRANSACTIONS	11

DISTRIBUTIONS AND TAXES	12

DIVIDENDS AND DISTRIBUTIONS	12
TAX CONSEQUENCES	12

FINANCIAL HIGHLIGHTS	13

PRIVACY NOTICE	14

Robeco Investment Management, Inc. (the “Advisor”), is the investment advisor for the Robeco Municipal Shares Fund (the “Fund”) and is located at 909 3rd Avenue, New York, New York, 10022.  The Fund is a series of Professionally Managed Portfolios (the “Trust”).  The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.  This Prospectus sets forth basic information about the Fund that you should know before investing.  It should be read and retained for future reference.

An Overview of the Fund

General	The Fund is designed to be an integral component of the Advisor’s Robeco WPG Municipal Core and Extended Core SMA strategies—strategies the Advisor uses to manage separately managed accounts for investors participating in certain wrap fee or similar programs. The Fund is only available to investors participating in such programs, as described herein.

What is the Fund’s Investment Objective?	The Fund seeks to generate income exempt from federal income tax while preserving investment principal.

What are the Fund’s Principal Investment Strategies?	Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including the federal alternative minimum tax (“AMT”). The Fund may also invest up to 25% of its net assets at the time of purchase in high yield, lower rated municipal securities, sometimes referred to as “Junk Bonds.” The effective duration of the Fund’s portfolio is expected to range from three to seven years based on the Advisor’s forecast for interest rates.

What are the Principal Risks of Investing in the	There is the risk that you could lose money on your investment in the Fund. The following risks may affect the value of your investment:
Fund?
	●	Interest rates may rise causing bond prices to fall, which will have an increasingly detrimental effect on bonds with longer maturities;

	●	The issuers of fixed income securities, particularly below investment grade securities, may fail to make timely payments of interest or principal, or may stop making such payments all together;

	●	The Fund may invest in municipal securities that rely on an issuer’s revenue production to meet interest and principal payments when due;

	●	The markets in which the Fund invests may fall or the Advisor may be incorrect in its expectations about the direction or extent of market movements;

	●	The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer than a diversified fund would be permitted to invest, which may cause the Fund’s share price to be more volatile and expose the Fund to greater losses;

	●	Because the Fund’s investments may be related in such a way that political, economic or business developments affecting one obligation may affect others, it may be subject to a higher risk of loss as a result of adverse economic, business or other developments;

	●	The value of the Fund’s investment in derivatives may not correlate with the underlying instrument, a counterparty in a transaction may not fulfill its contractual obligation or unanticipated market movements could cause the Fund to lose more than the amount it originally invested;

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●	Because the Fund’s investments may be concentrated in a particular state(s), it may be subject to a higher risk of loss as a result of adverse economic, business or other developments that affect such state(s); and

●	The Fund is new and may not grow to an economically viable size, in which case it may be liquidated without shareholder vote at a time that may not be favorable to certain investors.

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Performance

Because the Fund has recently commenced operations, there is no performance information to report.

Fees and Expenses

As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund.  The fees and expenses are described in the tables below and are further explained in the example that follows. In addition to the fees and expenses shown below, it is important to note that the Fund is only available to investors participating in certain wrap fee or similar programs sponsored by unaffiliated investment advisers and broker-dealers in which the Advisor provides advisory services.  Participants in these programs incur additional fees and expenses and the Advisor receives compensation from these programs for its services.  You should carefully read the program brochure provided by your program sponsor, which contains information regarding the fees paid to the Advisor.

Shareholder Fees(1) (fees paid directly from your investment)
Maximum Sales Load Imposed on Purchases	None
Maximum Sales Load Imposed on Reinvested Dividends	None
Maximum Deferred Sales Load	None
Redemption Fee	None

Annual Fund Operating Expenses(2) (expenses that are deducted from Fund assets)
Management Fees(2)	0.00%
Distribution (12b-1) Fees	None
Other Expenses(3)	0.56%
Total Annual Fund Operating Expenses(4)	0.56%
Less: Expense Reimbursement or Reduction	0.56%
Net Annual Fund Operating Expenses(4)	0.00%

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same.  Please note that the figures below are based on the Fund’s net expenses after giving effect to the expense reimbursements described below.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$0	$0

(1)
You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  Shareholders will be charged a fee by the transfer agent for outgoing wire transfers, returned checks and stop payment orders.

(2)
The table above shows Net Annual Fund Operating Expenses as 0.00%, which reflects that the Advisor is waiving or reimbursing all of the Fund’s expenses (excluding Acquired Fund Fees and Expenses) and that the Advisor does not charge any fees to the Fund for its advisory services.

(3)
Other Expenses includes interest, custodian, transfer agency and other customary Fund expenses, including expenses of any money market or other fund held by the Fund, referred to as “Acquired Fund Fees and Expenses,” and are based on estimated amounts for the current fiscal year.

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(4)
Pursuant to an investment advisory agreement, the Advisor has contractually agreed to reimburse all Fund expenses (excluding Acquired Fund Fees).  This reimbursement obligation is irrevocable and continues as long as the Fund continues its operations.  The Advisor is not permitted to be reimbursed for any expense payments.  To the extent the Fund incurs Acquired Fund Fees and Expenses, the Fund’s Net Annual Fund Operating Expenses reflected in the table above will be increased by such amount.

Investments and Risks

Investment Objective
The objective of the Fund is to generate income exempt from federal income tax while preserving investment principal.

The Fund’s investment objective is fundamental and may not be changed without shareholder approval.  There is no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including AMT.  The Fund’s policy regarding investing in municipal securities exempt from AMT is a non-fundamental policy and may be changed without shareholder approval upon a 60-day written notice to shareholders.

The effective duration of the Fund’s portfolio is expected to range from three to seven years based on the Advisor’s forecast for interest rates.  Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates.  The longer a security’s duration, the more sensitive it will be to changes in interest rates.  Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.  By way of example, the price of a bond with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

The Fund is designed to be an integral component of the Advisor’s Robeco WPG Municipal Core and Extended Core SMA strategies—strategies the Advisor uses to manage separately managed accounts for investors participating in certain wrap fee or similar programs.  When selecting securities for the Fund, the Advisor uses a bottom-up approach and considers both quantitative and qualitative measures of the municipal securities through extensive credit research.  The Advisor also seeks to add value through yield curve positioning.

A security may be sold when: 1) an event occurs that diminishes the Advisor’s expectation for the security’s future financial performance or 2) the security has achieved its targeted investment performance.  If the first condition occurs, the Advisor evaluates the market’s valuation (or spread) of the security in light of the new information and either: 1) sells immediately, 2) determines an exit strategy, or 3) holds the security if the price has more than discounted the new information.  This third option, however, is only pursued if the Advisor believes that the security will regain positive credit momentum.  When a security has achieved its targeted investment performance, the Adviser typically sells it after a replacement security has been identified.

In addition to sales generated by a security specific event, a security may also be sold in response to market-related issues unique to municipals such as local government conflicts or political issues and natural disasters.  Securities trading at a loss may be opportunistically swapped for bonds with similar characteristics, which may create a tax benefit.

The Fund seeks to invest in municipalities across the country, but may invest more than 25% of its net assets in issuers located in a single state.  The Fund may invest up to 25% of its net assets at the time of purchase in Junk Bonds, which are bonds rated B or lower by Standard & Poor’s® or Moody’s Investors Service©, Inc. or, if unrated, determined by the Advisor to be of similar quality.  The Fund may also invest in U.S. government securities and derivatives, such as options, futures, forwards and swaps.

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Temporary or Cash Investments.  The Fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments in anticipation of or in response to adverse market or other conditions or atypical circumstances.  Atypical circumstances include unusually large cash inflows or redemptions.  As a result, the Fund may not achieve its investment objective to the extent it makes temporary and/or cash investments.

To the extent the Fund uses a money market fund for its cash position, some duplication of expenses will occur because the Fund will bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.  Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The value of your investment in the Fund will fluctuate with the prices of the securities in which the Fund invests.  The principal risks of investing in the Fund are:

Debt Securities Risk.  Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.  Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due.  Changes in the financial strength of an issuer or in the credit rating of a security may affect the value of the security.  Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. government and other municipal obligations.  Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities.  Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk.  Changes in market interest rates may also extend the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment. The Fund may also invest in zero coupon securities, which do not pay interest on a current basis and which may be highly volatile as interest rates rise or fall.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features.  Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce their yield.  Typically, less information is available about a municipal issuer than is available for other types of securities issuers.  The Fund may invest in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others.  For example, the Fund may own different obligations that pay interest based on the revenue of similar projects.  The Fund’s investments may be concentrated in a particular state(s), which may subject it to a higher risk of loss as a result of adverse economic, business or other developments, such as acts of terrorism or natural disasters that affect such state(s).  Although the Fund strives to invest in municipal securities and other securities with interest that is exempt from federal income taxes, including AMT, some income earned by the Fund’s investments may be subject to such taxes.  The Fund takes advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax.  Federal and state tax authorities are paying increased attention to whether interest on municipal obligations is exempt from taxation, and the Fund cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.  Capital gains, whether declared by the Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.

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Call Risk.  Many municipal bonds may be redeemed at option of the issuer, or ‘‘called,’’ before their stated maturity date.  In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate.  The Fund is subject to the possibility that during periods of falling interest rates, a municipal bond issuer will call its high-yielding bonds.  The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.

General Market Risk.  General market risk is the risk that the market price of a security may fluctuate, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.  General market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Non-Diversification Risk
The Fund is non-diversified, which means that there is no restriction under the Investment Company Act of 1940, as amended, on the percentage of the Fund’s assets that may be invested in the securities of a particular issuer.  As a result, the Fund’s shares may be more volatile and fluctuate more than the shares of a fund that invests in a broader range of issuers because the Fund is tied more closely to the adverse economic, political or regulatory developments affecting that issuer.

Management Risk. Management risk describes the Fund’s ability to meet its investment objective based on the Advisor’s success or failure at implementing investment strategies for the Fund.  The value of your investment is subject to the effectiveness of the Advisor’s research, analysis and asset allocation among portfolio securities.  If the Advisor’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

High-Yield Securities Risk.  Non-investment grade securities may have speculative characteristics and a weakened capacity to make principal and interest payments in certain economic conditions or other circumstances.  High-yield, high-risk and lower-rated securities are subject to additional risk factors, such as increased possibility of default, decreased liquidity and fluctuations in value due to public perception of the issuer of such securities.  These securities are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding.

Liquidity Risk.  A security may not be sold at the time desired or without adversely affecting the price.

Derivative Risk.  The Fund may invest in derivatives, which are complex financial instruments whose value depends on, or is derived from, the value of an underlying asset, rate or index.  Risks of derivatives are that fluctuations in their values may not correlate with the underlying instrument and that the counterparty in the transaction will not fulfill its contractual obligation.  In addition, unanticipated market movements could cause the Fund to lose more than the amount it originally invested.

New Fund Risk.  There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees (the “Board”) may determine to liquidate the Fund.  The Board can liquidate the Fund without shareholder vote and, while shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security.  An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

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Portfolio Holdings Information
The Fund’s portfolio holdings will be disclosed quarterly within 60 days of the end of each period covered by the Annual and Semi-Annual Report to Fund shareholders, and in quarterly holdings reports on Form N-Q.  A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

Management of the Fund

The Advisor
The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with Robeco Investment Management, Inc., 909 3rd Avenue, New York, New York, 10022, under which the Advisor manages the Fund’s investments and business affairs subject to the supervision of the Board.  The Advisor is a subsidiary of Robeco Groep N.V., a Dutch investment management firm founded in 1929.  As of October 31, 2007, the Advisor had approximately $27.8 billion in assets under management.  The Fund does not pay a direct investment advisory fee to the Advisor.  The “Fees and Expenses” section contains additional information on this arrangement.

A discussion regarding the basis of the Board’s approval of the Advisory Agreement with the Advisor will be available in the Fund’s first shareholder report for the most recent fiscal period ending May 31st.

The Advisor has contractually agreed to waive or reimburse all Fund expenses (excluding Acquired Fund Fees and Expenses) (the “Expense Agreement”).  The Expense Agreement is irrevocable and continues as long as the Fund continues its operations.

Portfolio Managers
An investment team manages the Fund, with Mr. Ramsay providing investment oversight and strategic direction and Mr. Miller and Mr. Moukios serving as portfolio managers.  Mr. Miller and Mr. Moukios each make decisions regarding the Fund’s individual investments, however, Mr. Miller has final decision authority in the event that he and Mr. Moukois disagree on a particular issue.  The investment team is supported by a staff of research analysts and other investment professionals.

James A. Ramsay, CFA.  Mr. Ramsay, Senior Managing Director and Chief Investment Officer for Robeco WPG Fixed Income, joined the Advisor in 2007.  As Head of Robeco WPG Fixed Income, he is responsible for overseeing all aspects of fixed income management.  Prior to joining the firm, Mr. Ramsay spent four years with PIMCO and from 2000 to 2003, he was a Senior Managing Director for AIG Global Investment Corp. at AIG/SunAmerica.  Mr. Ramsay holds a B.S.B.A. degree in finance and banking from the University of Arkansas and NASD Series 7, 24 and 63 licenses.  He has over 24 years of investment experience.

S. Blake Miller, CFA.  Mr. Miller, Managing Director, Head of Municipal Securities, Chief Municipal Investment Strategist, and Senior Portfolio Manager, joined the Advisor in 1988.  He is responsible for all aspects of municipal fixed income investment strategy at the Advisor, including portfolio management and trading.  Mr. Miller holds a B.S. degree from the McIntire School of Commerce of the University of Virginia.  He has 19 years of investment experience.

Peter Moukios.  Mr. Moukios, Principal, Senior Portfolio Manager and Head of Short-Term Portfolio Implementation, joined the Advisor in 1987.  Mr. Moukios specializes in short-term municipal products and also has experience managing money market funds.  Mr. Moukios holds a B.S. degree in management from St. John’s University.  He is a member of the Municipal Analysts Group of New York and a member of the National Federation of Municipal Analysts.  He has 20 years of investment experience.

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The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts they manage and their ownership of Fund shares.

Shareholder Information

Pricing
Pricing of Fund Shares.  Shares of the Fund are sold at net asset value per share (“NAV”).  The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV).  The NAV takes into account the expenses and fees of the Fund, which are accrued daily.  The Fund’s share price is calculated as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

All shareholder transaction orders received in good form (as described below under “How to Purchase Shares”) by U.S. Bancorp Fund Services, LLC (“USBFS”), the Fund’s transfer agent, or an authorized investment adviser or broker-dealer (each, a “Financial Intermediary” and collectively, “Financial Intermediaries”) by 4:00 p.m., Eastern time will be processed at that day’s NAV.  Transaction orders received after 4:00 p.m., Eastern time will receive the next day’s NAV.  The Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.  The Fund does not determine the NAV of its shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays, as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV).  In certain cases, fair value determinations may be made as described below under procedures as adopted by the Board.

Fair Value Pricing.  Occasionally, reliable market quotations are not readily available.  Fair value determinations are then made in good faith in accordance with procedures adopted by the Board.  Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation.  If any significant discrepancies are found, the Fund may adjust its fair valuation procedures.

How to Purchase Shares
Shares of the Fund are only offered to investors participating in wrap fee or similar programs where the Advisor has an agreement to serve as investment advisor or sub-advisor with the Financial Intermediary sponsoring the program or directly with the investor.  An account application may be obtained by contacting your Financial Intermediary or by calling the Advisor at (877) 657-6232.  Investments in the overall Robeco WPG Municipal Core or Extended Core SMA strategies are subject to a $250,000 minimum account balance.  The Fund has no minimum initial investment requirements.

In addition, it is important to note that the Fund will automatically redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor as described above.  Each investor, by purchasing shares, agrees to any such redemption.  Best efforts will be made to provide your Financial Intermediary with advance notice of any such redemption.

Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

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PATRIOT Act.  The USA PATRIOT Act of 2001 requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing a new Account Application, you will be required to supply the Fund your full name, date of birth, social security number and permanent street address to assist the Fund in verifying your identity.  Mailing addresses containing only a P.O. Box will not be accepted.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

How to Redeem Shares
In general, you may sell or “redeem” shares by contacting your Financial Intermediary.  Shares are redeemed at the next determined NAV after your Financial Intermediary receives your order.  You should request your redemption prior to the close of the NYSE, generally 4:00 p.m., Eastern time, to obtain that day’s closing NAV.  Redemption requests received after the close of the NYSE will be treated as though received on the next business day.  You may contact the Fund at (877) 657-6232 for more information.  Shares are also subject to automatic redemption as described in “How to Purchase Shares” above.

Account and Transaction Policies

Payment of Redemption Proceeds.  Before selling recently purchased shares, please note that if USBFS has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 days from the purchase date.

Redemption In-Kind.  The Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”).  It is not expected that the Fund would do so except during unusual market conditions.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Tools to Combat Frequent Transactions
The Fund is intended for long-term investors.  Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all shareholders.  The Board has adopted a policy regarding excessive trading which discourages excessive, short-term trading and other abusive trading practices and the Fund takes steps to reduce the frequency and effect of these activities in the Fund.  These steps may include, among other things, monitoring trading activity, imposing redemption fees if necessary, or using fair value pricing when appropriate, under procedures as adopted by the Board when the Advisor determines that current market prices are not readily available.  As approved by the Board, these techniques may change from time to time as determined by the Fund in its sole discretion.

In an effort to discourage abusive trading practices and minimize harm to the Fund and its shareholders, the Fund reserves the right, in its sole discretion, to identify trading practices as abusive.  The Fund further reserves the right to refuse purchase requests, in whole or in part, from an account that the Fund has identified as engaging in abusive trading practices or any individuals or groups who, in the Fund’s view, are likely to engage in market timing or excessive trading, without prior notice.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.  Except as noted in the prospectus, the Fund applies all restrictions uniformly in all applicable cases.  The Fund is designed to be a component of the Robeco WPG Municipal Core or Extended Core SMA strategies that invest at the direction of the Advisor.  Shares may be purchased or redeemed on a frequent basis for rebalancing purposes, in order to invest new money or to accommodate client withdrawals.  Because all purchase and redemption orders are initiated by the Advisor, clients are not in a position to directly trade Fund shares.

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Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Fund receives purchase and sale orders through Financial Intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading.  However, the Fund will work with Financial Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Fund has entered into information sharing agreements with Financial Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts.  The Fund will use this information to attempt to identify abusive trading practices.  Financial Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies.  However, the Fund cannot guarantee the accuracy of the information provided to it from Financial Intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Distributions and Taxes

Dividends and Distributions
The Fund distributes substantially all of its net investment income monthly and substantially all of its capital gains annually.  Net investment income generally consists of interest income received on investments, less expenses.  The Fund typically distributes any undistributed net investment income each December.  Any net capital gains realized through the period ended October 31 of each year also are distributed by December 31 of each year.  The Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during the year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash.  If you wish to change your distribution option, inform your Financial Intermediary in advance of the payment date of the distribution.

Tax Consequences
The Fund intends to make distributions of dividends and capital gains.  The Fund expects that, as a result of its investment objective and principal investment strategies summarized above, dividend distributions will consist primarily of “exempt-interest dividends.”  Exempt-interest dividends generally will not be subject to regular federal income tax provided that the Fund satisfies certain distribution, investment and dividend designation requirements.  However, exempt-interest dividends may be subject to state or local tax, AMT and other limitations applicable to specific investors.

The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax.  Dividends paid from any interest income that is not tax exempt are taxable to shareholders as ordinary income.  Taxable dividends paid by the Fund generally will not be eligible for the reduced federal income tax rate currently applicable to qualified dividend income or for the dividends received deduction applicable to corporations.  The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares.  You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Capital gains, declared by the Fund through the selling of Fund shares, are generally taxable.

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If you sell your Fund shares, it is considered a taxable event for you.  Depending on your adjusted tax basis for your shares (which is the purchase price with certain adjustments) and the sale price of the shares you sell, you may have a gain or a loss on the transaction.  You are responsible for any tax liabilities generated by your transaction.  You should consult your tax advisor regarding possible federal, state, local or foreign tax consequences of your investment in Fund shares and sale of such shares based on your specific circumstances.

Financial Highlights

Because the Fund has not commenced operations, it has no financial performance to report.

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PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

●	Information we receive about you on applications or other forms;
●	Information you give us verbally; and/or
●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Not a part of the Prospectus.

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Robeco Municipal Shares Fund

You can find more information about the Fund in the following documents:

Statement of Additional Information (“SAI”)
The Fund’s SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is herein incorporated into this Prospectus by reference.  It is legally considered a part of this Prospectus.

Annual and Semi-Annual Reports
Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports to shareholders.  The Fund’s Annual Report will contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.

You can obtain a free copy of these documents, request other information or make general inquiries about the Fund by contacting the Fund at:

Robeco Municipal Shares Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(877) 657-6232

You can review and copy information, including the Fund’s reports and SAI, at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Shareholder reports and other information about the Fund are also available:

●	Free of charge from the Fund’s website at www.robecoinvest.com; or
●	Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov; or
●	For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102; or
●	For a fee, by email request to publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811 - 05037)

15

STATEMENT OF ADDITIONAL INFORMATION
November 16, 2007
(As Supplemented November 30, 2007)

ROBECO MUNICIPAL SHARES FUND

909 3rd Avenue
New York, NY 10022
(877) 657-6232

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated November 16, 2007, as supplemented November 30, 2007, as may be revised, of the Robeco Municipal Shares Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”).  Robeco Investment Management, Inc. (the “Advisor”), is the investment advisor to the Fund.  A copy of the Prospectus is available by calling the number listed above.

TABLE OF CONTENTS

THE TRUST	1
INVESTMENT OBJECTIVE AND POLICIES	1
INVESTMENT RESTRICTIONS	9
PORTFOLIO TURNOVER	11
PORTFOLIO HOLDINGS INFORMATION	11
TRUSTEES AND EXECUTIVE OFFICERS	12
PROXY VOTING POLICIES AND PROCEDURES	16
THE FUND’S INVESTMENT ADVISOR	16
PORTFOLIO MANAGERS	17
SERVICE PROVIDERS	18
EXECUTION OF PORTFOLIO TRANSACTIONS	19
CAPITAL STOCK	20
DETERMINATION OF SHARE PRICE	21
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	22
DISTRIBUTIONS AND TAX INFORMATION	23
THE FUND’S DISTRIBUTOR	25
MARKETING AND SUPPORT PAYMENTS	25
FINANCIAL STATEMENTS	26
APPENDIX A	27
APPENDIX B	29
APPENDIX C	30

THE TRUST

The Trust is a Massachusetts business trust organized on February 24, 1987 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.  The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series.  The Trust consists of various series that represent separate investment portfolios.  The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates only to the Fund.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations.  However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust.

The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund’s assets for any shareholder held personally liable for obligations of the Fund or Trust.  The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund or Trust and satisfy any judgment thereon.  All such rights are limited to the assets of the Fund.  The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities.  Furthermore, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

The SEC is not involved in the supervision or management of the Fund.  The Fund’s Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC.  Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

INVESTMENT OBJECTIVE AND POLICIES

The Robeco Municipal Shares Fund is a mutual fund that seeks to generate income exempt from federal income tax while preserving investment principal.

The Fund is non-diversified, which under the Investment Company Act of 1940, as amended (“1940 Act”) means that there is no restriction under the 1940 Act on how much the Fund may invest in the securities of any one issuer.  However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code.  Pursuant to these requirements, at the end of each taxable quarter, the Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) of more than 25% of the value of the Fund’s total assets.  In addition, the Fund, with respect to 50% of its total assets, will not have investments in the securities of any issuer equal to 5% or more of the Fund’s total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer.  As a non-diversified investment company, the Fund may be subject to greater risks than diversified companies because of the larger impact of fluctuation in the values of securities of fewer issues.

The following information supplements the discussion of the Fund’s investment objective and policies as set forth in its Prospectus.  There can be no assurance that the Fund will achieve its investment objective.

Debt Securities
Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. The prices of these securities can be adversely affected by the outcome of financial contracts (such as derivatives) held by third parties relating to various assets or indices. Lower rated debt securities, rated BB or below by Standard & Poor’s® Ratings Group (“S&P®”) and/or Ba or below by Moody’s Investor Service©, Inc. (“Moody’s”) or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes— Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

Payment expectations— Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely the Fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The Advisor attempts to reduce the risks described above through diversification of the Fund’s portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Forward Commitment, When Issued and Delayed Delivery Transactions
The Fund may enter into commitments to purchase or sell securities at a future date. When the Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could experience a loss. The Fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the Fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the Fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the Fund’s portfolio securities decline while the Fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The Fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the Fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the Fund may sell such securities.

Illiquid Securities
The Fund may not invest more than 15% of the value of its net assets in securities that are illiquid.  The Advisor will monitor the amount of illiquid securities in the Fund’s portfolio, under the supervision of the Board, to ensure compliance with the Fund’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market.  Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to sell restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days.  The Fund might also have to register such restricted securities in order to sell them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Interest Rate Swaps, Swap Options (“Swaptions”) and Credit Default Swaps.
The Fund may enter into interest rate swaps and swaptions in pursuit of its investment objectives. Interest rate swaps involve the exchange by the Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments).  In a swaption, which is an option to enter into an interest rate swap, in exchange for an option premium, the Fund gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Fund will usually enter into swaps and swaptions on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap or swaption, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of interest rate swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit on the amount of swap transactions or swaptions that may be entered into by the Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap or swaption, in which case the Fund may not receive net amount of payments that the Fund contractually is entitled to receive.

The Fund may also enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default occurred. If no default occurred, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligation to the Fund in the event of a default.

Issue Classification
Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. Correspondingly, securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments, as well as temporary imbalances in normal supply/demand relationships. The Advisor monitors these fluctuations closely, and will attempt to adjust portfolio concentrations in various issue classifications according to the value disparities brought about by these yield relationship fluctuations. The Advisor believes that, in general, the market for municipal bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the Fund to make purchases and sales of securities in the foregoing manner may, at any particular time and with respect to any particular securities, be limited (or non-existent).

Municipal Bonds
Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities.  The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit, including, if available, its taxing power, for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities, such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually. Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer’s obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution. Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity that owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Many of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution that provides a guarantee, letter of credit or other credit enhancement for the bond issue.

Insured Municipal Bonds
The Fund may invest in municipal bonds that are insured generally as to the timely payment of interest and principal, but not the value of the bonds before they mature. The insurance for such bonds may be purchased by the bond issuer, the Fund or any other party, and is usually purchased from private, non-governmental insurance companies. The credit rating of an insured municipal bond reflects the credit rating of the insurer, based on the insurer’s claims-paying ability. Insurance that covers a municipal bond does not guarantee the prices of the Fund’s shares.

Municipal Lease Obligations
The Fund may invest, without limitation, in municipal lease revenue obligations that are determined to be liquid by the Advisor. In determining whether these securities are liquid, the Advisor will consider, among other things, the credit quality and support, including strengths and weaknesses of the issuers and lessees, the terms of the lease, the frequency and volume of trading and the number of dealers trading the securities.

Municipal Notes
Municipal notes include, but are not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”) and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

TANs — An uncertainty in a municipal issuer’s capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

BANs — The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer’s adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

RANs — A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk).

Options and Futures Transactions
To the extent consistent with its investment objective and policies, the Fund may purchase and write call and put options on debt securities and debt securities indices and enter into futures contracts and use options on futures contracts, to the extent of up to 20% of its assets.

Transactions in options on securities and on indices involve certain risks.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.  If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.  As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option.  If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.  Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; such losses may be mitigated or exacerbated by changes in the value of the Fund’s securities during the period the option was outstanding.

Use of futures contracts and options thereon also involves certain risks.  The variable degree of correlation between price movements of futures contracts and price movements in the related portfolio positions of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position.  Also, futures and options markets may not be liquid in all circumstances and certain over the counter options may have no markets.  As a result, in certain markets, the Fund might not be able to close out a transaction at all or without incurring losses.  Although the use of options and futures transactions for hedging should minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain that might result from an increase in the value of such position.  If losses were to result from the use of such transactions, they could reduce net asset value and possibly income.  The Fund may use these techniques to hedge against changes in interest rates or securities prices or as part of its overall investment strategy.  The Fund will segregate liquid assets, (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover their obligations under options and futures contracts to avoid leveraging.

Other Investment Companies
The Fund may invest its assets in shares of other registered investment companies subject to the limitations set forth under the 1940 Act.  The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

Pre-Refunded Bonds
From time to time, a municipality may refund a bond that it has already issued prior to the original bond’s call date by issuing a second bond, the proceeds of which are used to purchase U.S. government securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders. For purposes of diversification, pre-refunded bonds will be treated as governmental issues.

Restricted Securities
The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act.  These securities are sometimes referred to as private placements.  Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market.  The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”).  The Advisor will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board.  The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Advisor, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Securities Lending
The Fund may lend up to one-third of its portfolio securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.  The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned:  (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.   These conditions may be subject to future modification.  Such loans will be terminable at any time upon specified notice.  The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.  In addition, the Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.  The principal risk of portfolio lending is potential default or insolvency of the borrower.  In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.

Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily.  Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest.  During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Short-Term Investments
The Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits.  The Fund may hold certificates of deposit, bankers’ acceptances and time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

In addition to buying certificates of deposit and bankers’ acceptances, the Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes.  The Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P®, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality.  These rating symbols are described in Appendix B.

Temporary Investments
The Fund may use temporary defensive strategies to invest in short-term municipal obligations of up to one year in maturity during periods of abnormal market conditions or when such investments are considered advisable for liquidity. Generally, the income from such short-term municipal obligations is exempt from federal income tax. Further, a portion of the Fund’s assets, which will normally be less than 20%, may be held in cash or invested in high-quality taxable short-term securities of up to one year in maturity. Such investments may include: (a) obligations of the U.S. Treasury; (b) obligations of agencies and instrumentalities of the U.S. government; (c) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers’ acceptances and (d) repurchase agreements.

Repurchase Agreements
The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price.  The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security).  Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system.  The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements
The Fund may also enter into reverse repurchase agreements.  Under a reverse repurchase agreement, the Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date, and interest payment.  The Fund will maintain cash or high-grade liquid debt securities with a value equal to the value of such Fund’s obligation under the agreement, including accrued interest, in a segregated account with the Fund’s custodian.  The securities subject to the reverse repurchase agreement will be marked-to-market daily.

        Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by the Fund may decline below the price of the securities such Fund has sold but is obliged to repurchase.  If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities.  During that time, the Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted.  Reverse repurchase agreements create leverage, a speculative factor and are considered borrowings for the purpose of the Fund’s limitation on borrowing.

Variable and Floating Rate Obligations
The interest rates payable on certain securities in which the Fund may invest may not be fixed but may fluctuate based upon changes in market rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate.

U.S. Commonwealth Obligations
The Fund may invest in obligations of the Commonwealths of the United States, such as Puerto Rico, the U.S. Virgin Islands, Guam and their agencies and authorities, to the extent such obligations are exempt from federal income taxes. Adverse political and economic conditions and developments affecting any Commonwealth may, in turn, affect negatively the value of the Fund’s holdings in such obligations.

Zero Coupon Bonds
Municipalities may issue zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.

INVESTMENT RESTRICTIONS

The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of the Fund.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.  The Fund may not:

1.           Make loans to others, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

2.           a)      Purchase securities on margin, borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

                                           b)      Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings and only with respect to 33 1/3% of its assets.  Initial or variation margin for futures contracts will not be deemed to be pledges of the Fund’s assets.

3.           Act as an underwriter of securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security.

4.           Purchase or sell commodities or commodity contracts (other than futures contracts).

5.           Purchase or sell real estate; however, the Fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts.

6.           Invest 25% or more of the value of its assets in the securities of companies engaged in any one industry or group of related industries (other than U.S. government agency and instrumentality securities).

These restrictions also provide that the Fund will under normal market conditions, invest at least 80% of its assets(plus any borrowings for investment purposes) in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including the federal alternative minimum tax (“AMT”).  It is the Fund’s policy that it will not make any changes to its investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first changing the Fund’s name and providing the Fund’s shareholders with at least a 60-day prior notice.

As an example, and without limiting the generality of the above restrictions, pursuant to Investment Restriction No. 1 above, the Fund is permitted under the 1940 Act to lend its portfolio securities from time to time under certain conditions and to engage in certain securities lending programs pursuant to certain exemptive orders and interpretative positions issued by the SEC.  As another example, pursuant to Investment Restriction No. 2 above, under the 1940 Act, the Fund is permitted to borrow from banks in an amount up to 33 1/3% of the Fund’s total assets and engage in certain transactions which may constitute the issuance of senior securities under the Act (such as futures contracts and reverse repurchase agreements) if certain conditions are meet. The Fund’s use of these techniques are described in the Fund’s Prospectus and in this SAI.

The Fund observes the following policies, which are deemed non-fundamental and which may be changed without shareholder vote.

1.  Invest in any issuer for purposes of exercising control or management.

2.  With respect to fundamental investment restriction 2(a) above, purchase portfolio securities while outstanding borrowings exceed 5% of the Fund’s assets.

3.  Hold more than 15% of the value of its net assets in illiquid securities.

Except with respect to borrowing and illiquid securities, if a percentage restriction described in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.  See “Portfolio Transactions and Brokerage.”

PORTFOLIO HOLDINGS INFORMATION

The Trust, on behalf of the Fund, maintains portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund.  The Advisor has also adopted the Disclosure Policies. Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Disclosure Policies, which would be for a legitimate business purposes and would always include a duty of confidentiality and a duty not to trade on such information in the case of non-public disclosure.  The Advisor and the Board considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Disclosure Policies.  The Advisor and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Advisor, distributor or any other affiliated person of the Fund.  After due consideration, the Advisor and the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Disclosure Policies, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, or custody of the Fund.  Pursuant to the Disclosure Policies, the Trust’s Chief Compliance Officer (“CCO”), President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Disclosure Policies, Codes of Ethics and other relevant policies of the Fund and its service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to these Disclosure Policies. The Board reserves the right to amend the Disclosure Policies at any time without prior notice in its sole discretion.

Disclosure of the Fund’s complete holdings is required to be made after the periods covered by the Fund’s Annual Report and Semi-Annual Report to shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Fund discloses its calendar quarter-end portfolio holdings on its website at www.robecoinvest.com within 30 calendar days after the calendar quarter-end.  The calendar quarter-end portfolio holdings for the Fund will remain posted on the website until updated by required regulatory filings with the SEC.  Portfolio holdings information posted on the Fund’s website may be separately provided to any person, commencing on the day after it is first published on the Fund’s website. In addition, the Fund may provide its complete portfolio holdings at the same time that it is filed with the SEC.

In the event of a conflict between the interests of the Fund and the interests of Advisor or an affiliated person of the Advisor, the CCO of the Advisor, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Board at the end of the quarter in which such determination was made.  Any employee of the Advisor who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without delay as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information:  fund administrator, fund accountant, custodian, transfer agent, auditors, counsel to the Fund or the Board, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities.  Portfolio holdings information not publicly available with the SEC or through the Fund’s website may only be provided to additional third parties, in accordance with the Disclosure Policies, when the Fund has a legitimate business purpose and when the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.

In no event shall the Advisor, its affiliates or employees or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There can be no assurance that the Disclosure Policies and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below.

Name, Address and Age	Position(s) with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held
Independent Trustees of the Trust
Dorothy A. Berry (born 1943) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term; Since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly, Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	1	Allegiant Funds.
Wallace L. Cook (born 1939) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., prior thereto Senior Vice President; formerly, Senior Vice President, Norton Simon, Inc.	1	The Dana Foundation; The University of Virginia Law School Foundation.
Carl A. Froebel (born 1938) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Owner, Golf Adventures, LLC, (Vacation Services); formerly, President and Founder, National Investor Data Services, Inc. (investment related computer software).	1	None.
Steven J. Paggioli (born 1950) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Consultant since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (“ICA”) (mutual fund administrator).	1	Trustee, Managers Funds; Trustee, Managers AMG Funds.
Officers of the Trust
Robert M. Slotky (born 1947) 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Chief Compliance Officer Anti-Money Laundering Officer	Indefinite Term; Since August 2002. Indefinite Term; Since September 2004 Indefinite Term; Since December 2005.	Vice President, U.S. Bancorp Fund Services, LLC, since July 2001.	Not Applicable	Not Applicable

Name, Address and Age	Position(s) with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held
Eric W. Falkeis (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since August 2002.
Chief Financial Officer,
U.S. Bancorp Fund
Services, LLC, since April
2006; Vice President, U.S.
Bancorp Fund Services,
LLC, since 1997; formerly,
Chief Financial Officer,
Quasar Distributors, LLC
(2000-2003).

			Not Applicable	Not Applicable
Angela L. Pingel (born 1971) 615 East Michigan St. Milwaukee, WI 53202	Secretary	Indefinite Term; Since December 2005.
Counsel, U.S. Bancorp Fund
Services LLC, since 2004;
formerly, Associate,
Krukowski & Costello,
S.C., (2002-2004); formerly,
Vice President – Investment
Operations, Heartland
Advisors, Inc. (1994-2002).
			Not Applicable	Not Applicable
(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act.
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

Trust Committees

The Trust has four standing committees: the Nominating Committee, the Audit Committee, which also serves as the Qualified Legal Compliance Committee and the Valuation Committee.

The Nominating Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary.  The Nominating Committee will consider nominees nominated by shareholders.  Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws.  In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to, and received by, the President of the Trust at the principal executive offices of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on.

The Audit Committee is comprised of all of the Independent Trustees.  The Audit Committee generally meets on a quarterly basis with respect to the various series of the Trust and may meet more frequently.  The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting.

The function of the Qualified Legal Compliance Committee (“QLCC”) is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust.

The Trust’s Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of one or more Independent Trustees and the Trust’s Treasurer or Assistant Treasurer.  The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board.  The Valuation Committee meets as needed.

Trustee Ownership of Fund Shares and Other Interests

The following table shows the amount of shares in the Fund and the amount of shares in other portfolios of the Trust owned by the Trustees as of the calendar year ended December 31, 2006.

Name	Dollar Range of Fund Shares(1)	Aggregate Dollar Range of Fund Shares in the Trust
Dorothy A. Berry	None	$10,001-$50,000
Wallace L. Cook	None	$50,001-$100,000
Carl A. Froebel	None	$10,001-$50,000
Steven J. Paggioli	None	$10,001-$50,000
(1)	As the Fund recently commenced operations, no Trustees owned shares of the Fund as of December 31, 2006.

Furthermore, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Advisor, the Fund’s principal underwriter, or any of their affiliates.  Accordingly, neither the Independent Trustees nor members of their immediate family, have had a direct or indirect interest during the two most recently completed calendar years, the value of which exceeds $120,000, in the Advisor, the Fund’s principal underwriter or any of its affiliates.

Compensation

Set forth below is the estimated rate of compensation the Independent Trustees expect to receive during the fiscal year ending May 31, 2008.  These amounts are allocated among each of the various portfolios comprising the Trust.  Independent Trustees receive an annual retainer of $40,000.  Independent Trustees also receive additional fees for any special meetings at rates assessed by the Trustees depending on the length of the meeting and whether in-person attendance is required.  The Chairman of the Board receives an additional annual retainer of $8,000.  Independent Trustees are also reimbursed for expenses in connection with each Board meeting attended.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex(1) Paid to Trustees
Dorothy A. Berry, Trustee	$1,120	None	None	$1,120
Wallace L. Cook, Trustee	$960	None	None	$960

Name of Person/Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex(1) Paid to Trustees
Carl A. Froebel, Trustee	$960	None	None	$960
Steve J. Paggioli, Trustee	$960	None	None	$960
(1)
There are currently numerous portfolios comprising the Trust.  The term “Fund Complex” applies only to the Fund. For the fiscal year ending May 31, 2008, Trustees’
fees and expenses are estimated in the amount of $176,000.

The Trust, the Advisor and the distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These Codes permit, subject to certain conditions, personnel of the Advisor and distributor to invest in securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight.  The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies (the “Advisor’s Policy”) and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.  The Advisor has adopted a Proxy Voting Policy that underscores the Advisor’s concern that all proxies voting decisions be made in the best interests of the Fund and to maximize portfolio values over time.  The Advisor’s Policy is attached at Appendix C.

The Fund is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year.  Form N-PX for the Fund will be available without charge, upon request, by calling toll-free (877) 657-6232 and on the SEC’s website at www.sec.gov.

Control Persons, Principal Shareholders and Management Ownership

A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  Because the Fund recently commenced operations, as of the date of this SAI, there were no principal shareholders or control persons of the Fund and the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund.

THE FUND’S INVESTMENT ADVISOR

Investment advisory services are provided to the Fund by Robeco Investment Management, Inc., the Advisor, pursuant to an investment advisory agreement (the “Advisory Agreement”).  The Advisor is a wholly owned subsidiary of Robeco Groep N.V. (“Robeco”), a Dutch investment management firm headquartered in Rotterdam, the Netherlands.  Robeco is 100% owned by Rabobank Nederland, a cooperative bank that is owned by a large number of local banks in the Netherlands.  The Fund does not pay a direct investment advisory fee to the Advisor.  The “Fees and Expenses” section of the Prospectus contains additional information on this arrangement.

After its initial two year term, the Advisory Agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Fund), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.

Pursuant to the Advisory Agreement, the Advisor has contractually agreed to reimburse all Fund expenses (excluding Acquired Fund Fees and Expenses).  This reimbursement obligation is irrevocable and continues as long as the Fund continues its operations.

PORTFOLIO MANAGERS

The Fund is managed by a team of portfolio managers as shown below. The following table provides information regarding other accounts managed by the portfolio management team as of October 31, 2007:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
James A. Ramsay
Other Registered Investment Companies	1	$106.66 Million	0	$0
Other Pooled Investment Vehicles	8	$1.92 Billion	0	$0
Other Accounts	516	$6.22 Billion	0	$0
S. Blake Miller
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	449	$1.58 Billion	0	0
Peter Moukios
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	449	$1.58 Billion	0	$0

Each portfolio manager’s compensation consists of a fixed base salary, which is determined by industry standards and not based on the Fund’s performance or its overall net assets.  Each portfolio manager also receives a discretionary bonus based on the following criteria:  (1) a subjective evaluation of the portfolio manager’s individual contribution to the Advisor’s business; (2) the performance of the investment products, including the Fund, with which the portfolio manager is involved versus a pre-determined index; (3) the financial results of the investment group generally; and (4) the overall financial performance of the Advisor.  Each portfolio manager’s total compensation is paid by the Advisor and not the Fund.  The portfolio managers may also contribute to the Advisor’s retirement savings plan where the Advisor may provide discretionary matching contributions to all participants.  In addition, the Advisor offers a profit participation program for certain senior investment professionals.  Under the program, once vested, a participating senior investment professional receives a cash payment based on the Advisor’s earnings.

Because the Advisor performs investment management services for various clients, certain material conflicts of interest could arise.  The Advisor may give advice and take action with respect to its other clients that may differ from advice given or the timing or nature of action taken with respect to the Fund.  The Advisor will have no obligation to purchase or sell for the Fund, or to recommend for purchase or sale by the Fund, any security that the Advisor, its principals, its affiliates, or its employees may purchase for themselves or for other clients at the same time or same price.  Where the Advisor buys or sells the same security for two or more clients, it may place concurrent orders with a single broker, to be executed together as a single “block” in order to facilitate orderly and efficient execution.

In addition, the Advisor’s employees and/or relatives of employees may invest in shares of other investment vehicles managed by the Advisor resulting in a potential conflict where the Advisor’s other clients may be favored over the Fund.  Thus, the portfolio managers for the Fund may be presented with potential conflicts of interests in the allocation of investment opportunities, the allocation of their time and investment ideas and the allocation of aggregated orders among the Fund’s accounts and other accounts managed by the portfolio managers, including among any affiliated client accounts or any accounts in which the portfolio managers may have personal investments.  The Advisor utilizes trade aggregation and allocation procedures to address this potential conflict.

As of the date of the SAI, none of the Fund’s Portfolio Managers beneficially owned shares of the Fund as it had not commenced operations.

SERVICE PROVIDERS

Administrator, Fund Accountant, Transfer Agent and Dividend Disbursing Agent
Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC ( “USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator, fund accountant, transfer agent and dividend disbursing agent to the Fund.  USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Administration Agreement, for its services, USBFS receives a monthly fee of 0.07% on assets up to $250 million, 0.05% on the next $250 million and 0.03% on the remaining assets over $500 million, with a minimum annual fee of $40,000.  USBFS also serves as fund accountant, transfer agent and dividend disbursing agent under separate agreements.  USBFS, the distributor, and the custodian are affiliated entities under the common control of U.S. Bancorp.

Custodian
U.S. Bank, National Association, 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian of the assets of the Fund (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides for fees on a transactional basis plus out-of-pocket expenses.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.  USBFS, the Custodian, and the Fund’s distributor are affiliated entities under the common control of U.S. Bancorp.   The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.

Independent Registered Public Accounting Firm and Legal Counsel
Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund.

Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York, 10022 is legal counsel to the Trust.

EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions.  Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters.  Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere.  Dealers and underwriters usually act as principal for their own accounts.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will seek best execution.  The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors.  In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services.  The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees but of indeterminable value.  Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the NASD and the SEC.

While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, when it is determined that more than one broker-dealer can deliver the most favorable price and execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.  Additionally, in accordance with procedures adopted by the Trust, the Advisor may direct transactions to a broker-dealer with which it has an affiliation.

Investment decisions for the Fund are made independently from those of other client accounts or mutual funds managed or advised by the Advisor.  Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or mutual funds.  In such event, the position of the Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary.  However, to the extent any of these client accounts or mutual funds seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts or mutual funds in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.  In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers for selling shares of the Fund.  However, as stated above, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers.

CAPITAL STOCK

Shares issued by the Fund have no preemptive, conversion or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution.  The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees).  Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Board in their discretion or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

DETERMINATION OF SHARE PRICE

The NAV per share of the Fund is to be determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time), each day that the NYSE is open for trading.  The NYSE annually announces the days on which it will not be open for trading.  It is expected that the NYSE will not be open for trading on the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.  Pursuant to those procedures, the Board considers, among other things: 1) the last sales price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and asked prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  OTC securities that are not traded in the NASDAQ Global Market® shall be valued at the most recent trade price.  Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.  All other assets of the Fund are valued in such manner as the Board, in good faith, deems appropriate to reflect their fair value.

The securities in the Fund’s portfolio that are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price.  Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Fund’s Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares
You may purchase shares of the Fund as described in the Fund’s Prospectus.  The Fund is only available to investors participating in certain wrap fee or similar programs sponsored by unaffiliated investment advisers and broker-dealers in which the Advisor provides advisory services.  The public offering price of Fund shares is the NAV.  You may purchase shares of the Fund from selected securities brokers, dealers or financial intermediaries (collectively, “Financial Intermediaries”).  Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries are authorized to accept your order on behalf of the Fund.  If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, your order will be priced at the Fund’s NAV next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares and (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or the distributor such rejection is in the best interest of the Fund.

In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities.  Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Advisor and the Board.

How to Sell Shares and Delivery of Redemption Proceeds
Fund shares can be sold any day the NYSE is open for regular trading.  Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by USBFS of the written request in proper form except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Redemptions In-Kind
The Trust has filed an election under SEC Rule 18f-1 under the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets).  The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution-in-kind of portfolio securities (instead of cash).  The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold.  If a shareholder receives a distribution-in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and would bear any market risks associated with such securities until they are converted into cash.

The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio.  If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption.  The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request.  If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely.  Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law.  Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

DISTRIBUTIONS AND TAX INFORMATION

Distributions
Dividends from net investment income are made monthly and distributions from net profits from the sale of securities are generally made annually.  Also, the Fund typically distributes any undistributed net investment income on or about December 31 of each year.  Any net capital gains realized through the twelve months ended October 31 of each year will also be distributed by December 31 of each year.

Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution.  In January of each year, the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information
Each series of the Trust is treated as a separate entity for federal income tax purposes.  The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”) provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions.  The Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not  be subject to any federal income or excise taxes.  However, the Fund can give no assurances that its distributions will be sufficient to eliminate all taxes.  To comply with the requirements, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of its ordinary income for such year, (2) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (3) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.  If the Fund fails to qualify as a regulated investment company under Subchapter M, it will be taxed as a corporation.

The Fund’s ordinary income generally consists of interest and dividend income, less expenses.  Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry-forward of the Fund.

Interest on municipal securities purchased by the Fund is believed to be free from regular federal income tax based on opinions issued by bond counsel.  However, there is no guarantee that the opinion is correct or that the IRS will agree with the opinion.  In addition, the Code imposes limitations on the use and investment of the proceeds of state and local governmental bonds and other funds of the issuers of such bonds.  These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds.  Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer’s future compliance with these limitations.  Any failure on the part of an issuer to comply with these limitations, or a determination by the IRS that the securities do not qualify for tax-exempt treatment, could cause the interest on the bonds to become taxable to investors retroactive to the date the bonds were issued.  If this were to happen, dividends derived from this interest may be taxable to you and you may need to file an amended tax return.

Distributions of net investment income and net short-term capital gains are generally taxable to shareholders as ordinary income.  For individual shareholders, a portion of the distributions paid by the Fund may be qualified dividends eligible for taxation at long-term capital gain rates for taxable years beginning before January 1, 2011 to the extent the Fund designates the amount distributed as a qualifying dividend.  In the case of corporate shareholders, a portion of the distributions may qualify for the dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend.  The aggregate amount so designated to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year.  In view of the Fund’s investment policy, it is expected that dividends from domestic corporations will be part of the Fund’s gross income and that, accordingly, part of the distributions by the Fund may be eligible for the dividends-received deduction for corporate shareholders.  However, the portion of the Fund’s gross income attributable to qualifying dividends is largely dependent on the Fund’s investment activities for a particular year and therefore cannot be predicted with any certainty.  The deduction may be reduced or eliminated if the Fund shares held by an individual investor are held for less than 61 days, or Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of ordinary income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which includes most corporations.  Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law.  If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.  Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding.  The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

The Fund will not be subject to corporate income tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes.  Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates.  Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change.  Any such changes could affect the validity of this discussion.  The discussion also represents only a general summary of tax law and practice currently applicable to the Fund and certain shareholders therein, and, as such, is subject to change.  In particular, the consequences of an investment in shares of the Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein.  Each prospective investor should consult his or her own tax advisor to determine the application of the tax law and practice in his or her own particular circumstances.

The advice herein was prepared for the Fund.  Any person reviewing this discussion should seek advice based on such person’s particular circumstances from an independent tax advisor.

THE FUND’S DISTRIBUTOR

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Quasar”), serves as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Pursuant to a distribution agreement between the Fund and Quasar (the “Distribution Agreement”), Quasar acts as the Fund’s principal underwriter and distributor and provides certain administrative services and promotes and arranges for the sale of the Fund’s shares.  Quasar is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the NASD.

After its initial two year term, the Distribution Agreement between the Fund and Quasar will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on a 60-day written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees, or by Quasar on a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

MARKETING AND SUPPORT PAYMENTS

The Advisor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to certain Financial Intermediaries who sell shares of the Fund.  Such payments may be divided into categories as follows:

Support Payments. Payments may be made by the Advisor to certain Financial Intermediaries in connection with the eligibility of the Fund to be offered in certain programs and/or in connection with meetings between the Fund’s representatives and Financial Intermediaries and its sales representatives. Such meetings may be held for various purposes, including providing education and training about the Fund and other general financial topics to assist Financial Intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

Entertainment, Conferences and Events.  The Advisor also may pay cash or non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the Financial Intermediary’s client seminars and cooperative advertising.  In addition, the Advisor pays for exhibit space or sponsorships at regional or national events of Financial Intermediaries.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by Financial Intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund shares.

FINANCIAL STATEMENTS

Investors in the Fund will be informed of the Fund’s progress through periodic reports.  Financial statements certified by an independent registered public accounting firm will be submitted to shareholders at least annually.  As of the date of this SAI, no financial statements are available for the Fund as it had not commenced operations.

APPENDIX A
MUNCIPAL BOND RATINGS*

Moody’s Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

A:  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor’s Ratings Group

AAA: Bonds rated AAA are highest grade debt obligations.  This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations.  Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A:  Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

*Ratings are generally given to securities at the time of issuance.  While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

MUNICIPAL NOTE RATINGS

Standard & Poor’s

A Standard and Poor’s note rating reflects the liquidity factors and market access risks unique to notes.  Notes due in three years or less will likely receive a note rating.  Notes maturing beyond three years will most likely receive a long-term debt rating.  The following criteria will be used in making that assessment:

●	Amortization schedule- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
●	Source of payment- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 - Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc.

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

APPENDIX B
COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.

Prime-1:  Issuers (or related supporting institutions) rated “Prime-1” have a superior ability for repayment of senior short-term debt obligations.  “Prime-1” repayment ability will often be evidenced by many of the following characteristics:  leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2:  Issuers (or related supporting institutions) rated “Prime-2” have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

Standard & Poor’s Ratings Group

A-1:  This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2:  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1.”

APPENDIX C

Robeco Investment Management
Proxy Voting Policies
As of June 2007

I.     The Board of Directors

A.           Voting on Director Nominees in Uncontested Elections

Votes on director nominees are made on a case-by-case basis, examining the following factors:

●	long-term corporate performance record relative to a market index;
●	composition of board and key board committees;
●	corporate governance provisions and takeover activity;
●	nominee’s attendance at meetings;
●	nominee’s investment in the company;
●	whether a retired CEO sits on the board;
●	whether the chairman is also serving as CEO;
●	whether the nominee is an inside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; AND
●	whether the company has failed to meet a predetermined performance test for issuers within the Russell 3000 index.

In the following situations, votes on director nominees will be withheld:

●	nominee attends less than 75% of the board and committee meetings without a valid excuse;
●	nominee implements or renews a dead-hand or modified dead-hand poison pill;
●	nominee ignores a shareholder proposal that is approved by a majority of shares outstanding;
●	nominee ignores a shareholder proposal that is approved by a majority of the votes cast (1 yr. Look-back)
●	nominee has failed to act on takeover offers where the majority of the shareholders have tendered their shares;
●	nominee is an inside director or affiliated outsider and sits on the audit, compensation, or nominating committees;
●	nominee is an inside director or affiliated outsider and the majority of the board is not independent;
●	nominee is an audit committee member when a company’s non-audit fees are greater than 50% of all fees paid; and
●	nominee has enacted egregious corporate governance policies or failed to replace management as appropriate;
●	nominee is CEO of a publicly traded company who serves on more than three public boards including his/her own board;

●
nominee (except new nominees) if the company has adopted or renewed a poison pill without shareholder approval, does not put the pill to a vote and does not have a requirement to put the pill to shareholder vote within 12 months (applies only to companies that adopt a pill after Dec. 7, 2004);

●	from the entire board (except new nominees) where the director(s) receive more than 50% WITHHOLD votes of those cast and the issue underlying the WITHHOLD vote has not been addressed.
●	from compensation committee members if there is a poor linkage between performance (1/3 yrs TSR) and compensation practices based on peer group comparisons.
●
at any company that has adopted a pill beginning January 2005 without shareholder approval, has not yet received a “withhold” vote for poison-pill-related items, and has not committed to putting its pill to a vote within 12 months of the adoption of the pill either as part of its governance policies or as a specific public commitment.

●	from compensation committee members if they fail to submit one-time transferable stock options to shareholders for approval.
●
from audit committee members under certain circumstances when a material weakness rises to a level of serious concern, there are chronic internal control issues, and there is an absence of established effective control mechanisms.

●	from compensation committee members if the company has poor compensation practices. Poor compensation practices include, but are not limited to:
●	egregious employment contracts including excessive severance provisions
●	excessive perks that dominate compensation
●	huge bonus payouts without justifiable performance
●	performance metrics that are changed during the performance period
●	egregious SERP payouts
●	new CEO with overly generous new hire package
●	internal pay disparity

B.           Majority Voting for Director Elections (U.S. and Canada)

Shareholder proposals calling for majority voting thresholds for director elections

We generally vote for these proposals unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

C.           Chairman and CEO are the Same Person

We vote for shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

D.           Majority of Independent Directors

We vote for shareholder proposals that request that the board be composed of a two-thirds majority of independent directors.

We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

E.           Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

We vote for management and shareholder proposals requiring directors be partially or fully paid in stock.

F.           Options Backdating

We may recommend WITHHOLDING votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board.  We will adopt a CASE-BY-CASE policy to the options backdating issue.  In recommending withhold votes from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, we will consider several factors, including, but not limited to, the following:

a)	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
b)	Length of time of options backdating;
c)	Size of restatement due to options backdating;
d)	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;
e)	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

G.            Lack of nominating committee

We will WITHHOLD votes from insiders and affiliated outsiders for failure to establish a formal nominating committee.  Furthermore, WITHHOLD votes from insiders and affiliated outsiders on any company where the board attests that the ‘independent’ directors serve the functions of a nominating committee.

H.           Term of Office

We vote against shareholder proposals to limit the tenure of outside directors.  Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

I.           Age Limits

We vote against shareholder proposals to impose a mandatory retirement age for outside directors.

J.           Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

K.           Charitable Contributions

We vote against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

L.           Director Elections – Non-U.S. Companies

Canada

In the following situations, votes will be withheld:

●
from affiliated outsiders and insiders when the board is not majority independent or is lacking compensation or nominating committees or where the entire board serves on any of these key committees. (applies to S&P/TSX Composite Index Companies)

●
from any director on the audit or compensation committee who served as the company’s CEO or who, within the past five years, served as the company’s CFO. (This policy only applies to Toronto Stock Exchange (TSX) companies).

●
from any insider on the compensation committee only if the committee is not majority independent. If the entire board fulfills the duties of the compensation committee, WITHHOLD votes from the entire board if it is not majority independent.

●	from audit committee members if audit fees are not disclosed in publicly filed documents or obtainable within a reasonable period of time prior to the shareholder’s meeting.

Europe

●	Directors’ term of office
For the markets of Belgium, Denmark, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Sweden, and Switzerland, we vote against the election or reelection of any director when their term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided.

●	Executives on audit and remuneration committees
For the markets of Finland, France, Ireland, the Netherlands, and Sweden, we vote against the election or reelection of any executive (as defined by ISS’ director categorization guidelines), including the CEO, who serve on the audit and/or remuneration committees. We vote against if the disclosure is too poor to determine whether an executive serves or will serve on a committee.

●	Bundling of proposal to elect directors
For the markets of France and Germany, we vote against the election or reelection of any director if the company proposes a single slate of directors.

●	Majority-independent board (i.e., greater than 50%)
For the markets of France, Switzerland, and the Netherlands, we vote against the election or reelection of any non-independent director (excluding the CEO) if the proposed board is not at least 50 % independent (as defined by ISS’ director categorization guidelines). For the markets of Finland, Sweden, Belgium, Ireland, and Luxembourg, we vote against non-independent directors if there is not majority independence, but only for those companies that are part of the MSCI EAFE index.
Carve Outs: For the larger German companies where 50 % of the board must consist of labor representatives by law, we require one-third of the total board be independent.

●	Disclosure of names of nominees
For all European companies that are part of the MSCI EAFE index (Austria, Belgium, Switzerland, Germany, Denmark, Spain, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Greece, and Sweden), we vote against the election or reelection of any directors when the names of the nominees are not available at the time the analysis is written.

Ireland

We vote against the appointment of the chairman/CEO if the two positions are combined.

Netherlands

We vote against nominees when their term is not disclosed or exceeds four years and an adequate explanation for noncompliance has not been provided.

Australia

We vote against affiliated outsiders and insiders on remuneration and/or audit committees that are not majority independent.

Hong Kong

We vote against
●	reelection of insiders who are members of audit committee
●	directors designated by the company as its “independent directors” if they do not meet ISS standards for independence
●	election of directors as a bundled item and/or if company does not disclose the names of nominees

Malaysia

We vote against insiders on the audit or remuneration committees.

South Korea

We vote against any nominee who is a non-independent director serving on the audit committee.

South Korea and South Africa

We vote against board member nominees who have attended less than 75 % of board meetings without a valid reason for the absences.

Austria

We vote AGAINST supervisory board elections if names of nominees are not disclosed, for companies that are part of the MSCI EAFE index and/or the Austrian ATX index.

Philippines

1)
We vote on a CASE-BY-CASE basis that shareholders cumulate their votes for the independent directors for board elections and AGAINST all other nominees, unless the board is already sufficiently independent.

2)	We vote AGAINST all director elections where the names of the candidate are not disclosed.

Combined Chairman/CEO (France/ MSCI EAFE Index)

On proposals to change the board structure from a two-tier structure to a one-tier structure with a combination of the functions of Chairman and CEO, and/or the election or the reelection of a combined Chairman and CEO

We vote on a CASE-BY-CASE policy, accepting a combination generally only in the following cases:
1)	If it is a temporary solution;
2)	If his/her removal from the board would adversely impact the company’s continuing operations;
3)	If the company provides compelling argumentation for combining the two functions; or
4)	If the company has put a sufficiently counterbalancing governance structure in place.

A counterbalancing structure may include the following:
1)	At least 50 percent of the board members are independent (one-third for companies with a majority shareholder) according to the ISS criteria;
2)	No executive serves on the audit committee and no executive serves on the remuneration committee (in the financial year under review if more up-to-date information is not available);
3)	The chairmen of audit, remuneration and nomination committees are independent directors; and
4)	All key governance committees have a majority of independent members.

If disclosure is not sufficient to determine the above, this will lead to a negative evaluation of the concerned criterion. We will apply this policy for all core companies in France. This policy will also apply for resolutions for the election or the reelection of a combined Chairman and CEO for companies of the MSCI EAFE index, which represents the world’s largest companies that are expected to be held to higher standards

Discharge of Management and Board (Denmark)

We vote AGAINST proposals to abolish the authority of the general meeting to vote on discharge of the board and management since proposals to withhold discharge are regarded by international investors as an important means by which they may express serious concern of management and board action

Director Elections/Labor Representatives (Sweden)

1)
For all Swedish MSCI EAFE companies, we vote against the election of nonindependent executive directors if less than 50 percent of the shareholder-elected members are independent non-executive directors.

2)
In addition, for Swedish MSCI EAFE companies with labor representatives on the board of directors, we will apply Criterion (1) above, PLUS require that at least one-third of the total board (shareholder-elected members and labor representatives) be independent non-executive directors.

Director and Auditor Indemnification (Israel)
Proposals seeking indemnification and liability protection for directors and officers

We evaluate proposals on director and officer indemnification and liability protection on a CASE-BY-CASE basis. We vote AGAINST proposals that would:
1)	Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care;
2)	Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness;
3)
Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

We vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful: 1) if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and 2) if only the director’s legal expenses would be covered.

For the issue of Indemnification and Liability Agreements with D/O, which is more common than proposals to amend bylaws, resolutions are frequently proposed to permit the companies to enter into new indemnification agreements with certain officers. We support such requests if a company’s bylaws allow indemnification to such levels as allowed for under the Companies Law

Tax Havens

●	For US companies we apply the US guidelines.
●	For foreign private issuers, we vote against affiliated outsiders on the audit committee.
●	Truly foreign companies that do not have a U.S. listing will be evaluated under the corporate governance standards of their home market.
●
For uniquely structured shipping companies we vote against executive nominees when the company has not established a compensation committee when a) the company does not pay any compensation to its executive officers; b) any compensation is paid by a third party under a contract with the company.

●	We vote against affiliated outsider directors on the audit, compensation, and nominating committees.
●	We vote against inside directors and affiliated outside directors for foreign private issuers that trade exclusively in the United States but fail to establish a majority independent board.

II.     Proxy Contests

A.           Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

●	long-term financial performance of the target company relative to its industry;
●	management’s track record;
●	background to the proxy contest;
●	qualifications of director nominees (both slates);
●	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
●	stock ownership positions.

B.           Reimburse Proxy Solicitation Expenses

We vote against proposals to provide full reimbursement for dissidents waging a proxy contest.

III.     Auditors

A.           Ratifying Auditors

Proposals to ratify auditors are made on a case-by-case basis.

We vote against the ratification of auditors when the company’s non-audit fees (ex. consulting) are greater than 25% of total fees paid to the auditor (ex: ratio of audit fees to non-audit fees is less than 3 to 1).

We withhold votes from audit committee members when the company’s non-audit fees (ex. consulting) are greater than 50% of total fees paid to the auditor.  RIM may take action against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

We withhold votes from audit committee members when auditor ratification is not included on the proxy ballot.

Audit Fees = statutory audit fees + audit related fees + permissible tax services (this excludes tax strategy)
Non-Audit Fees = other fees (ex. consulting)

B.           Director and Auditor Indemnification (Italy

Proposals seeking indemnification and liability protection for directors and auditors

Votes are made on a case-by-case basis to indemnify directors and officers, and we vote against proposals to indemnify external auditors.

We vote for the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

C.           Auditor Fee Disclosure (MSCI EAFE Companies

We vote FOR auditor ratification and/or approval of auditors’ fees, unless:  Auditors’ fees for the previous fiscal year are not disclosed and broken down into at least audit and non-audit fees.

The fees must be disclosed in a publicly available source, such as the annual report or company Web site.  If approval of auditors’ fees and auditor ratification are two separate voting items, a vote recommendation of AGAINST would apply only to the fees, not to the auditor ratification.

IV.     Proxy Contest Defenses

A.           Board Structure:  Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

B.           Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause.

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.           Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We generally vote for proposals to restore or permit cumulative voting unless there are compelling reasons to recommend against the proposal, such as the presence of a majority threshold voting standard, a proxy access provision in the company’s bylaws, or a counterbalancing governance structure.

D.           Shareholder Ability to Call Special Meetings

We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E.           Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

F.           Shareholder Ability to Alter the Size of the Board

We vote for proposals that seek to fix the size of the board.

We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

We vote against proposals seeking to amend the company’s board size to fewer than five seats or more than fifteen seats.

V.     Tender Offer Defenses

A.           Poison Pills

We generally vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless:

●	A shareholder-approved poison pill is in place.
●	The company has adopted a policy specifying that the board will only adopt a shareholder rights plan if either:
●	Shareholders have approved the adoption of the plan, or
●
The board determines that it is in the best interest of shareholders to adopt a pill without the delay of seeking shareholder approval, in which the pill will be put to a vote within 12 months of adoption or it will expire.

We vote for shareholder proposals to redeem a company’s poison pill.

We vote against management proposals to ratify a poison pill.

Poison Pills (Japan)

We vote on a case-by-case basis and will only support resolutions if:
●	The decision to trigger the pill is made after an evaluation of the takeover offer by a committee whose members are all independent of management.
●	The pill will not be triggered unless the potential acquirer has purchased a stake of at least 20% of issued share capital.
●	The effective duration of the poison pill is for a maximum of three years.
●	The board includes at least 20% (but no fewer than two) independent directors, and the directors are subject to annual election by shareholders.
●
The company has disclosed under what circumstances it expects to make use of the authorization to issue warrants and has disclosed what steps it is taking to address the vulnerability to a takeover by enhancing shareholder value.

●	There are no other protective or entrenchment tools.
●	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

B.           Fair Price Provisions

We vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.           Greenmail

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

We review on a case-by-case basis anti-greenmail proposal when they are bundled with other charter or bylaw amendments.

D.           Pale Greenmail

We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

E.           Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

F.           Supermajority Shareholder Vote Requirement to Amend the Charteror Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G.           Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H.           White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

I.           Protective Preference Shares

We evaluate these proposals on a case-by-case basis and will only support resolutions if:

●	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of ISS’ categorization rules and the Dutch Corporate Governance Code.
●	No call/put option agreement exists between the company and the foundation.
●	There is a qualifying offer clause or there are annual management and supervisory board elections.
●	The issuance authority is for a maximum of 18 months.
●	The board of the company-friendly foundation is independent.
●	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.
●	There are no priority shares or other egregious protective or entrenchment tools.
●	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.
●	Art 2:359c Civil Code of the legislative proposal has been implemented.

VI.     Miscellaneous Governance Provisions

A.           Confidential Voting

We vote for shareholder proposals that request corporations to adopt confidential voting, to use independent tabulators, and to use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:  In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy remains in place.  If the dissidents do not agree, the confidential voting policy is waived.

We vote for management proposals to adopt confidential voting.

B.           Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C.           Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals.  In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items.  In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals.  If the combined effect is positive, we support such proposals.

D.           Shareholder Advisory Committees

We vote against proposals to establish a shareholder advisory committee.

E.           Related Party Transaction Auditor Reports(France)

We will evaluate on a case-by-case basis considering 1) adequate disclosure, 2) sufficient justification on apparently unrelated transactions, 3) fairness option (if applicable), and 4) any other relevant information.

F.           Adjourn Meeting Requests to Solicit Additional Proxies to Approve Merger Agreement

We will vote for this when 1) we support the underlying merger proposal 2) the company provides a compelling reason and 3) the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction that we support.

G.           Related-Party Transactions (France

Management proposals to approve the special auditor’s report regarding regulated agreements

We evaluate these proposals on a case-by-case basis taking into consideration the individuals concerned in the agreement, detailed content of the agreement, and convened remuneration.

●
We vote against if the report is not available 21 days prior to the meeting date, or if the report contains an agreement between a non-executive director and the company for the provision of consulting services.

●	We vote for if the report is not available 21 days prior to the meeting date, but the resolution states that there are none.

VII.     Capital Structure

A.           Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

We vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

We vote against proposals which request increases in the number of authorized shares over a level 50 % above currently authorized shares, after taking into account any stock split or financing activity, without specific reasons.

B.           Capital Issuance Requests

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

We vote for general issuance requests with preemptive rights for up to 50% of a company’s outstanding capital.

We vote for general issuance requests without preemptive rights for up to 10% of a company’s outstanding capital.

We vote against global company issuances without preemptive rights over 10% of a company’s outstanding capital.

Specific issuance requests will be judged on their individual merits.

Protective Preference Shares (Netherlands)
Management proposals to approve protective preference shares to company-friendly foundations

We will evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:

1)	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of ISS’ categorization rules and the Dutch Corporate Governance Code.
2)	No call/put option agreement exists between the company and the foundation.
3)	There is a qualifying offer clause or there are annual management and supervisory board elections.
4)	The issuance authority is for a maximum of 18 months.
5)	The board of the company-friendly foundation is independent.
6)	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.
7)	There are no priority shares or other egregious protective or entrenchment tools.
8)	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.
9)	Art 2:359c Civil Code of the legislative proposal has been implemented.

C.           Stock Distributions: Splits and Dividends

We vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.

D.           Reverse Stock Splits

We vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

We vote case-by-case on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

E.           Preferred Stock

We vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

We vote for proposals to authorize preferred stock in cases where the company specifies that the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

We review on a case-by-case basis proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

F.           Adjustments to Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

G.           Preemptive Rights

We vote for proposals to create preemptive rights.

We vote against proposals to eliminate preemptive rights.

H.           Debt Restructurings

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.  We consider the following issues:

●	Dilution: How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
●	Change in Control: Will the transaction result in a change in control of the company?
●	Bankruptcy: Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.           Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

We vote AGAINST repurchase authorization clearly intended to thwart a takeover.

J.           Share Repurchase Programs to Fund Stock Option Plans

Spain:

We vote against proposals to repurchase shares in connection with stock option plans when no information associated with the plan is available prior to the general meeting.  However, we will maintain our stance on routine repurchases if it is disclosed that there is no connection.

Portugal:

We will consider this item on a case-by-case basis and will take into consideration whether information associated with the plan is available prior to the general meeting, and if there is any improvement in disclosure around option plans.

K.           Additional Share Repurchase Programs

Denmark:

Repurchase of shares in lieu of dividends – We will consider this item on a case-by-case basis considering tax benefits and cost savings.

Germany and Italy:

Repurchase shares using put and call options – We will vote for provided the company details 1) authorization is limited to 18 months, 2) the number of shares that would be purchased with call options and/or sold with put options is limited to a max of 5% of TSO, 3) an experienced financial institution is responsible for the trading, 4) the company has a clean track record regarding repurchases.

L.            Remuneration Report (Netherlands

Management is required to put its remuneration policy up for a binding shareholder vote.  We will evaluate this item using principles of the Dutch Corporate Governance Code.

Protective Preference Shares (Netherlands): Proposals to approve protective preference shares
We vote on a CASE-BY-CASE basis. In general, we vote FOR protective preference shares (PPS) only if:
1)
The supervisory board needs to approve an issuance of shares whilst the supervisory board is independent within the meaning of ISS’s categorization rules and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);

2)	No call / put option agreement exists between the company and a foundation for the issuance of PPS;
3)	The issuance authority is for a maximum of 18 months;
4)	The board of the company friendly foundation is fully independent;
5)	There are no priority shares or other egregious protective or entrenchment tools;
6)	The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;
7)	The foundation buying the PPS does not have as a statutory goal to block a takeover;
The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period)

M.           Tracking Stock

We vote on the creation of tracking stock on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

●	adverse governance charges
●	excessive increases in authorized capital stock
●	unfair method of distribution
●	diminution of voting rights
●	adverse conversion features
●	negative impact on stock option plans
●	other alternatives such as spinoff

N.           “Going Dark” Transactions:

We vote these proposals on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to:

●	Whether the company has attained benefits from being publicly traded.
●	Cash-out value
●	Balanced interests of continuing vs. cashed-out shareholders
●	Market reaction to public announcement of transaction

VIII.     Executive and Director Compensation

Votes with respect to compensation plans are determined on a case-by-case basis.

We vote against plans that contain:

●	Voting power dilution greater than 10%
●	Plans that provide too much discretion to directors
●	Plans that reflect exercise price of less than 100% of market value. (Note: For broad-based employee plans, we will accept 15% discount)
●	Plans that allow the repricing of underwater stock options without shareholder approval
●	Plans that lack option expensing

A.           Management Proposals Seeking Approval to Reprice Options

We vote on management proposals seeking approval to reprice options on a case-by-case basis.

B.           Director Compensation

We vote on stock-based plans for directors on a case-by-case basis.

C.           Employee Stock Purchase Plans

We vote on qualified employee stock purchase plans on a case-by-case basis.

We vote on non-qualified employee stock purchase plans on a case-by-case basis but will approve plans considering the following criteria:

●	Broad-based participation (all employees excluding individuals with 5% or more of beneficial ownership)
●	Limits on employee contribution, either fixed dollar or percentage of salary
●	Company matching contribution up to 25%
●	No discount on the stock price on the date of purchase since there is a company matching contribution

Canada

We vote on employee stock purchase plans on a case-by-case basis and will approve plans considering the following criteria:

●	Broad-based participation (all employees excluding individuals with 5% or more of beneficial ownership)
●	No discount on the stock price on the date of purchase since there is a company matching contribution

D.           OBRA-Related Compensation Proposals

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

We vote for plans that support full disclosure and linking compensation to performance goals that impact the long-term performance of the firm (e.g. compliance with environmental/EPA regulations, labor supplier standards or EEOC laws).

Amendments to Increase Shares and Retain Tax Deductions under OBRA

We evaluate votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) on a case-by-case basis.

Approval of Cash or Cash-and-Stock Bonus Plans

We vote on cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA on a case-by-case basis.

We generally vote against plans with excessive awards ($2 million cap).

E.           Shareholder Proposals to Limit Executive and Director Pay

We generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

We vote against all other shareholder proposals that seek to limit executive and director pay.

F.           Golden and Tin Parachutes

We vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification.

We vote against golden parachutes.

G.           Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than 5% of outstanding shares).

H.           401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

I.           Pension Plan Income and Performance-Based Compensation

Generally we vote for proposals to exclude earnings on assets of company sponsored pension plans in determining executive and director compensation.  Our position generally does not view the following factors as relevant:  1) the amount of pension plan earnings, and 2) the percentage, if any, such pension plan earnings contribute to the company’s pre-tax earnings.

J.           Indexed Options and Performance Vested Restricted Stock

We generally vote for indexed options and performance vested restricted stock.

K.           Burn Rate

We vote against equity plans that have high average three-year burn rate defined as 1) the company’s most recent three-year burn rate that exceeds one standard deviation of its GICS segmented by Russell 3000 index and non-Russell 3000 Index, OR 2) the company’s most recent three-year burn rate that exceeds 2% of common shares outstanding.  For companies that grant both full value awards and stock options to their employees, we shall apply a premium on full value awards for the past three fiscal years.

L.           Transferable Stock Options

We will generally vote for TSO awards within a new equity plan if the total cost of the company’s equity plans is less than the company’s allowable cap, assuming all other conditions have been met to receive a for recommendation. The TSO structure must be disclosed and amendments to existing plans should make clear that only options granted post-amendment shall be transferable.

One-time transfers will be evaluated on a case-by-case basis, giving consideration to the following:

●	Executive officers and non-employee directors should be excluded from participating.
●	Stock options must be purchased by third-party financial institutions at a discount to their fair value using an appropriate financial model.

There should be a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

M.           Supplemental Executive Retirement Plan (SERPs):
We evaluate on a CASE-BY-CASE basis Shareholder proposal to limit‘covered compensation’ under their SERP plan to no more than 100% of a senior executive’s salary, considering the company’s current SERP plan.

N.           Pay-for-Superior-Performance
We evaluate Shareholder proposals to establish a pay-for-superior-performance standard on a CASE-BY-CASE basis considering the company’s current pay-for-performance practices.

O.           Executive Compensation Advisory Proposal:
We evaluate Shareholder proposal to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis on a case-by-case basis considering current compensation practices.

P.            Reimbursement of Expenses Incurred from Candidate Nomination Proposal:
We evaluate Shareholder proposals to amend the company’s bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors on a case-by-case basis considering the company’s current reimbursement practices.

Q.           Compensation Issue in Non-US Companies

Stock Options (Finland)

We vote against these proposals; however, an exception will be made if a company proposes to reduce the strike price by the amount of future special dividends only.

We vote for proposals that provide proportionate adjustments to outstanding awards as a result of a special cash dividend or any other future distribution of assets other than a normal cash dividend.

Remuneration Disclosure (Germany)

We vote against management proposals authorizing the board not to disclose remuneration schemes for five years

Remuneration Report (Sweden)

We vote against management proposals to approve the remuneration report if:

●	The potential dilution from equity-based compensation plans exceeds ISS guidelines.
●	Restricted stock plans and matching share plans do not include sufficiently challenging performance criteria and vesting periods.

●	The remuneration report was not made available to shareholders in a timely manner.
●	Other concerns exist with respect to the disclosure or structure of the bonus or other aspects of the remuneration policy.

Matching Share Plans (Sweden, Norway)
We will evaluate such plans on a CASE-BY-CASE basis.
1)	For every matching share plan, ISS will require a holding period.
2)	For plans without performance criteria, the shares must be purchased at market price.
3)
For broad-based plans directed at all employees, ISS accepts a 1:2 arrangement - that no more than one free share will be awarded for every two shares held (roughly equaling a discount of 33 percent).  A 1:1 ratio - where no more than one free share will be awarded for every one share held (roughly equaling a discount of 50 percent) would be the upper limit. For 1:1 arrangements, the company would have to provide further justification. Note that the actual size of the discount will ultimately depend on the value of the share at the time of allocation.

4)
For plans directed at executives, we will accept a higher discount (e.g., four free shares for every one share held), but we require that sufficiently challenging performance criteria are attached to the plan. Higher discounts demand proportionally higher performance criteria.

5)
The dilution from the portion of the plan directed at executives must, when combined with the dilution from any other proposed or outstanding stock matching (for executives), restricted stock, stock option, and SARs plans comply with ISS’ guidelines.

6)
The dilution from the portion of the plan directed at all employees (the broad-based part of the plan) must, when combined with the dilution from any other proposed or outstanding stock matching (for all employees) and employee stock purchase plans, comply with ISS’ guidelines.

If the dilution figures for the all-employee and executive plans are bundled together (most common case), the dilution from both plans will be treated under our restricted stock / stock option / SARs plan guidelines

Equity-Based Compensation Plans (Canada): Amendment procedures for TSX Issuers

We generally vote AGAINST the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security based compensation arrangement, whether or not such approval is required under current regulatory rules:
1)	Any increase in the number (or percentage in the case of rolling plans) of shares reserved;
2)	Any reduction in exercise price or cancellation and reissue of options;
3)	Any amendment that extends the term of an award beyond the original expiry;
4)	Amendments to eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis;
Any amendment which would permit equity based awards granted under the Plan may be transferable or assignable other than for normal estate settlement purposes

Employee Share Purchase Plans (Canada): Amendment procedures

We generally vote AGAINST proposals to approve Share Purchase Plan Amendment Procedures if discretion is given to amend any of the following acceptable criteria:
1)	Limit on employee contribution (expressed as a percentage of base salary excluding bonus, commissions and special compensation);
2)	Purchase price is at least 80 percent of fair market value with no employer contribution; OR
3)	No discount purchase price with maximum employer contribution of up to 20% of employee contribution

4)	Offering period is 27 months or less; and
5)	Potential dilution together with all other equity-based plans is ten percent of outstanding common shares or less.
If shareholder approval is sought for a new Share Purchase Plan, the above criteria must apply and not be subject to future amendment under Plan amendment provisions without further shareholder approval or we will generally vote AGAINST approval of the Plan.

Director Stock Options (Japan)

We vote FOR “evergreen” director option plans as long as the contemplated level of annual dilution is less than 0.5%; so that it would take more than 10 years of grants for dilution to exceed our guidelines. (Where the company has outstanding options from other plans, or proposes to grant additional options to employees below board level, these must be factored into the calculation.)

IX.     State of Incorporation

A.           Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.           Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

X.     Mergers and Corporate Restructurings

A.           Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

●	anticipated financial and operating benefits;
●	offer price (cost vs. premium);
●	prospects of the combined companies;
●	how the deal was negotiated;
●	changes in corporate governance and their impact on shareholder rights;
●	change-in-control payments to executive officers and possible conflicts of interest; and
●	potential legal or environmental liability risks associated with the target firm

B.           Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C.           Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.           Asset Sales

Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.           Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.           Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.           Changing Corporate Name

We vote for changing the corporate name.

XI.     Corporate Governance and Conduct

In general, we support shareholder proposals that promote good corporate citizenship while enhancing long-term shareholder value. Proposals that present an egregious economic impact will not be supported.

●	We support the adoption of labor standards and codes of conduct for foreign and domestic suppliers as ways to protect brands and manage risk.
●	We support reporting on countries with human rights abuses as ways to protect and manage risk.
●	We support CERES Principles, environmental reporting and MacBride Principles.
●	We support high-performance workplace standards.
●	We support fair lending guidelines and disclosure at financial companies.
●	We support reporting on equal opportunity and diversity.
●	We oppose resolutions that would fundamentally affect company performance and competitive increase of shareholder value.
●
We oppose shareholder proposals requesting the adoption of specific charter language regarding board diversity unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

●
We oppose shareholder proposals for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless: 1) new legislation is adopted allowing development and drilling in the ANWR; 2) the company intends to pursue operations in the ANWR, 3) the company does not currently disclose an environmental risk report for their operations in the ANWR.

●
We oppose shareholder proposals requesting a reduction in greenhouse gas emissions unless the company significantly lags behind industry standards or has been the subject of recent, substantial controversy on this issue.

●	We oppose shareholder proposals on investing in renewable energy sources.
●
We review proposals requesting information on a company’s lobbying initiatives on a case-by-case basis taking into account significant controversy or litigation surrounding public policy activities, the current level of disclosure and the impact the policy issue may have on company’s business.